                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                   FORM 8-K/A

                                  AMENDMENT #2
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                          Date of Report: June 5, 2002
                        (Date of earliest event reported)

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                      -------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Idaho                       000-30065                  82-0230842
         -----                       ---------                  ----------
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                             Identification #)

                 501 Broadway Suite 200 Idaho Falls, Idaho 83402
                 -----------------------------------------------
            (Address and Zip Code of the Principal Executive Offices)
        Registrant's telephone number including area code: (208) 529-5337

                       FKA: IRON MASK MINING COMPANY, INC.

                    656 Cedera Street, Ponderay, Idaho 83852.
                    -----------------------------------------
                            (Former Name and Address)


                                 (208) 529-5337
               ---------------------------------------------------
               (Registrants telephone number, including area code)


 Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934
    during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.
                                 YES [X] NO [ ]

                           EXPLANATION OF AMENDMENT #2

The Registrant, Intrepid Technology & Resources, Inc., (the "Company"), received a letter from the Securities and Exchange Commission dated April 14, 2003. The Commission made comments and requested financial statements are included for the acquired company. This amendment 2 makes these necessary changes.

                                   ----------

                           EXPLANATION OF AMENDMENT #1

The Registrant, Intrepid Technology and Resources, Inc. ("The Company"), filed an initial report on Form 8-K on April 8, 2002 with the Securities and Exchange Commission. This report amends Item 2 and Item 7., Financial Statements and Exhibits, to include the historical, pro forma, and other required financial statements for the merger of Intrepid Engineering Services Inc. and Western Technology Management Inc. within 75 days of March 25, 2002 the date the initial report on Form 8-K was required to be filed.

Item 7. Financial Statements, Pro-Forma Information and Exhibits

(a) Pro Forma Combined Financial Statements
         Pro Forma Combined Balance Sheet December 31, 2001
         Pro Forma Combined Statement of Operations at December 31, 2001 Notes to Pro Forma Combined Financial Statement

(b) Financial Statements for Intrepid Engineering Services, Inc.
         Report of Independent Auditors
         Balance Sheet as of December 31, 2001 Statement of Operations for December 31, 2001 Statement of Shareholders' Equity for Year Ended December 31, 2001 Statement of Cash Flows for Year Ended December 31, 2001 Notes to Financial Statements


These financial statements do not purport to be indicative of the combined results of operations of Iron Mask Mining Company (Iron Mask) and Intrepid Engineering Services, Inc. (Intrepid), that might have occurred had the Intrepid acquisition been completed on such dates, nor are they indicative of future results of operations. Other adjustments may be recorded based upon information to be received in the future and may have a significant impact on total assets, total liabilities, cost of operations, depreciation and amortization, and other expense accounts.

These pro forma adjustments do not reflect possible costs related to regulatory compliance matters, integration or certain abandonment of assets, all of which could result in additional future charges. Any purchase accounting adjustments, or related costs and possible charges arising from the purchase of Intrepid may materially impact the Company's future combined financial position and combined financial results of operations. These pro forma financial statements do not give effect to possible future sales of assets or certain of the operations or to any cost savings or other benefits of the business combination, which may result from the integration of Iron Mask and Intrepid.

The unaudited pro forma combined financial statements should be read in conjunction with the notes to the unaudited pro forma combined financial statements, the historical consolidated financial statements of Iron Mask and related notes as previously filed with the Securities and Exchange Commission and incorporated herein.


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                          INDEPENDENT AUDITORS' REPORT


To the Shareholders' and Board of Directors
Intrepid Engineering Services, Inc.


We have audited the accompanying balance sheet of Intrepid Engineering Services, Inc. as of December 31, 2001, and the related statements of operations, shareholders' equity and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intrepid Engineering Services, Inc. as of December 31, 2001, and the results of their operations and their cash flows for the year ended December 31, 2001 in conformity with generally accepted accounting principles in the United States of America.




Balukoff, Lindstrom & Co., P.A.
Boise, Idaho
May 31, 2002

                      INTREPID ENGINEERING & SERVICES, INC.
                                  BALANCE SHEET

                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                                        DECEMBER 31,
                                                                            2001
                                                                      ----------------
ASSETS
Current Assets:
   Cash                                                               $         51,115
   Receivables, net of allowance for doubtful
    accounts of $0                                                             305,439
   Milestone accounts receivables                                              100,000
                                                                      ----------------
      Total current assets                                                     456,554

Property & Equipment                                                            51,298
Accumulated Depreciation                                                       (16,817)
Goodwill - FloRite                                                              15,895

      Total Assets                                                    $        506,930
                                                                      ================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                                   $         78,202
   Accrued wages                                                                50,417
   Payroll taxes
   Notes payable to shareholders                                                56,434
   Line of credit                                                              199,779
   Loans payable short-term                                                     48,824
   Deferred compensation                                                       100,000
   Accrued vacation                                                             45,311
                                                                      ----------------
      Total current liabilities                                                612,451

Long term loans payable                                                         17,197
Commitments and contingencies
Shareholders' equity:
   Common stock, $.00 par value, authorized, 1,000,000
      620,000 shares issued and outstanding                                      9,070
   Accumulated deficit                                                        (131,788)
                                                                      ----------------
      Total shareholders' equity                                              (122,718)
                                                                      ----------------

Total Liabilities and Shareholders' Equity                            $        506,930
                                                                      ================

The accompanying notes are an integral part of these financial statements.

                      INTREPID ENGINEERING & SERVICES, INC.
                             STATEMENT OF OPERATIONS

                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)


                                                   DECEMBER 31,
                                                       2001
                                                   ------------
Revenue                                            $  1,874,572

Expense
Salary                                                1,091,756
Subcontracts                                            406,037
                                                   ------------
Operating expense                                       294,323
Depreciation                                              9,500
Interest                                                 21,051
                                                   ------------
Total Expense                                         1,822,667

Net income before income taxes                           51,905
Provision for income taxes (benefit)                         --
                                                   ------------

Net income                                         $     51,905
                                                   ============


The accompanying notes are an integral part of these financial statements

                      INTREPID ENGINEERING & SERVICES, INC.
                        STATEMENT OF SHAREHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                                   RETAINED
                                                 COMMON            EARNINGS
                                                  STOCK            (DEFICIT)
                                                ----------        ----------
Beginning balance, December 31, 2000
on 620,000 common shares                        $    9,070        $ (183,693)
Net income                                              --            51,905
                                                ----------        ----------

Ending balance, December 31, 2001
On 620,000 common shares                        $    9,070        $ (131,788)
                                                ----------        ----------


The accompanying notes are an integral part of these financial statements

                      INTREPID ENGINEERING & SERVICES, INC.
                             STATEMENT OF CASH FLOWS

                  ($ IN WHOLE DOLLARS EXCEPT PER SHARE AMOUNTS)

                                                                DECEMBER 31,
                                                                    2001
                                                                ------------
Cash Flow From Operating Activities
Net income                                                      $     51,905
Adjustments to reconcile net income to net cash
  Provided by operating activities
  Depreciation expense                                                 9,500
  Changes in operating assets and liabilities
  (Increase) Decrease in accounts receivable                        (274,927)
  Increase (Decrease) in accounts payable                             16,248
  Increase (Decrease) in deferred compensation                       100,000
  Increase (Decrease) in wages and payroll taxes                      86,533
                                                                ------------
Net Cash Used by Operating Activities                           $    (10,741)
                                                                ============


Cash Flow From Investing Activities
  Purchase of property and equipment                                 (35,927)
  Purchase of FloRite goodwill                                       (15,895)
                                                                ------------
Net Cash Used by Operating Activities                           $    (51,822)
                                                                ============

Cash Flow From Financing Activities
  Loan proceeds shareholders                                          41,980
  Loan proceeds banks                                                 50,037
  Loan repayments to others                                          (81,979)
                                                                ------------
Net Cash Provided by Financing Activities                       $     10,038
                                                                ============

Net Decrease in Cash                                                 (52,525)
Cash at Start of Period                                               71,213
                                                                ------------
Cash at End of Period                                           $     51,115
                                                                ============

Supplemental disclosure for cash flow information
   Interest paid                                                $     21,051
                                                                ------------

The accompanying notes are an integral part of these financial statements

                       INTREPID ENGINEERING SERVICES, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2001




Note 1.  Summary of Significant Accounting Policies.

Company Operations

The Company's primary operating activities include mechanical, environmental, civil, electrical and hydro engineering services and project management. The company provides engineering services and project management to the Department of Energy, the Idaho National Engineering and Environmental laboratory and private companies.

Cash equivalents. Cash equivalents are highly liquid investments with maturities of three months or less when acquired.

Revenue Recognition.  Revenues are recognized as services are performed.

Property and Equipment. Property and equipment are recorded at cost and depreciated on straight-line method over estimated useful lives. Replacements and major repairs of property and equipment are capitalized and retirements are made when the useful life has been exhausted. Minor components and parts are charged to expense as incurred.

Goodwill. The Company purchased Flor-Rite a Heating ventilation air conditioning
(HVAC)company. Part of the acquisition price was allocated to goodwill. Under Statements of Financial Accouting Standards (SFAS 142) "Goodwill and Other Intangible Assets," the Company is not required to amortize goodwill. The Company will evaluate the fair value of the goodwill annually and will adjust accordingly.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Credit Risk Concentration. Concentrations of credit risk with respect to accounts receivable are believed to be limited due to the number, diversification and character of the obligors and the Company's credit evaluation process. Typically, the Company has not required collateral for such obligations.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due. The Company has a net operating loss carryforward from prior year operations which offset the current year operations resulting in no income tax expense for the current year. The remaining net operating loss was not recorded as a deferred tax asset since the amount is considered immaterial.


New Accounting Pronouncements.

The Financial Accounting Standards Board has recently issued Statement of Financial Accounting Standards 143"Accounting for Asset Retirement Obligations" 144 "Accounting for the Impairment or Disposal of Long-Lived


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Assets" and 145 "Rescission of FASB Statements No. 4, 44, and 64, Amendment of
FASB Statement No. 13, and Technical Corrections". Management believes the adoption of these statements will have no material impact on the Company's financial statements.

Note 2  - LONG-TERM OBLIGATIONS

A summary of long-term obligations at December 31, 2001 is as follows:


Note payable to owners of Flo Rite, Inc. in monthly installments of $1,081, including interest at 9 %, due May 31, 2004. The note is unsecured.
                                                                                 $28,085
           Less short term                                                        10,888
                                                                                 -------

                                                                                 $17,197
                                                                                 =======
Maturities on this obligations at December 31 are as follows:

         2002                                                                    $10,888
         2003                                                                     11,910
         2004                                                                      5,287
                                                                                 -------

                                                                                 $28,085
                                                                                 =======

NOTE 3 - REVOLVING LINE OF CREDIT

The Company has available for borrowing a line of credit of $200,000 as of December 31, 2001 and of which $199,776 was outstanding at December 31, 2001. The line of credit bears interest at the prime rate plus 2%, and expires April 15, 2002. The credit is secured by all business assets and personally guaranteed by the principals of the company.


NOTE 4 - NOTES PAYABLE SHAREHOLDERS

The Company has several notes with shareholders of the Company. These notes are demand notes with an interest rate of 10%.


NOTE 5 - SIGNIFICANT CUSTOMERS AND VENDORS

The Company recorded revenue from services provided to customers that exceeded 10 percent of total revenues as follows:

                                                                      2001
                                                                    --------
   BWTX Bechtel Idaho, LLC                                          $948,571


NOTE 6 - LEASE COST

The Company leases space in Idaho Falls, Idaho and Kenniwick, Washington. The Idaho Falls lease is at a monthly rate of $4,972, the Kenniwick lease is at a monthly rate of $1,000. The Idaho Falls lease term only runs through May 31, 2005, the Kenniwick lease is month to month.


   Rent expense for Year Ended December 31, 2001 was:               $71,664
                                                                    =======

Rental expense for the lease terms are as follows:

     2002                                               $59,664
     2003                                                59,664
                                                        -------
     2004                                                59,664
     2005                                                24,860

                                                       $203,852
                                                       ========

NOTE 7 - ACQUISITION OF FLO RITE Inc.

On April 25, 2001 the Company purchased Flo Rite, Inc., a HVAC contractor, that specializes in testing HVAC systems. The Company paid $34,000 cash for vehicles and equipment. Of the $34,000 purchase price $15,895 was allocated to goodwill.

NOTE 8 - SUBSEQUENT EVENTS


On March 25, 2002, the Company and Western Technology and Management, Inc. (Western) was acquired by Iron Mask Mining Company (Iron Mask) pursuant to a Stock Agreement (the "Agreement"). The acquisition was accounted for under the purchase method.


The Company was purchased for 3,993,577 shares for the outstanding shares of the Company and 21,006,424 shares for the outstanding shares of Western.


Pursuant to the Agreement, Iron Mask acquired all of the authorized and issued stock of the Company and Western, thereby obtaining ownership of all the Company and Western assets and liabilities. The principal assets are cash, accounts receivable, prepaid assets and deposits and goodwill. Iron Mask also assumed the liabilities including accounts payable, notes payable and deferred compensation.


The purchase price of $6,327,000 for Intrepid and Western was allocated to the following assets: $118,089 cash, $439,151 in accounts receivable and $0 of prepaid assets for a subtotal of $557,240 of current assets. Other assets consisted of gross property plant and equipment of $45,229,miscellaneous assets of 52,795, $447,554 of goodwill and in process research and development intangible asset of $5,948,788. These assets were offset by liabilities of approximately 801,606.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       INTREPID TECHNOLOGY & RESOURCES, INC.
                                                    (Registrant)


Date:  June 13, 2003                   By:  /s/ Dr. Dennis D. Keiser, Chief
                                            ------------------------------------
                                            Executive Officer & President
                                            ------------------------------------


Date:  June 13, 2003                   By:  /s/ Dr. Jacob D. Dustin, Vice
                                            ------------------------------------
                                            President, Secretary, and Treasurer
                                            ------------------------------------